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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (date of earliest event reported):
                               November 10, 1998



                             MAC-GRAY CORPORATION
            (Exact name of Registrant as specified in its charter)


          Delaware                    011-13495               04-3361982
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)



                     22 Water Street, Cambridge, MA 02141
             (Address of principal executive offices and zip code)


                                (617) 492-4040
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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     On November 10, 1998, the Registrant issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the appointment of Michael J. Shea as Chief Financial Officer and Neil F. MacLellan III as Chief Operating Officer of Mac-Gray Corporation, dated November 10, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 1998        MAC-GRAY CORPORATION


                                By:  /s/ Stewart G. MacDonald, Jr.
                                -----------------------------------
                                    Stewart G. MacDonald, Jr.
                                    Chairman and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the appointment of Michael J. Shea as Chief Financial Officer and Neil F. MacLellan III as Chief Operating Officer of Mac-Gray Corporation, dated November 10, 1998.

                                       4